Consolidated Statements Of Changes In Stockholders' Equity (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	May 25, 2014	May 26, 2013	May 27, 2012
Cash dividends declared, per share	$ 2.2	$ 2.00	$ 1.72
Stock option exercises, shares	1.8	2.0	2.2
Repurchases of common stock, shares	0	1.0	8.2
Issuance of treasury stock under Employee Stock Purchase Plan and other plans, shares	0.2	0.2	0.2
Treasury shares retirement, shares		159.3